Exhibit 3.1

Articles of Incorporation

DEAN  HELLER

SECRETARY  OF  STATE

206  NORTH  CARSON  STREET

CARSON  CITY,  NEVADA  89701-4299

(775)  684-5708

WEBSITE:  SECRETARYOFSTATE.BIZ

ARTICLES   OF  INCORPORATION

(PURSUANT  TO  NRS  78)

ABOVE SPACE IS FOR OFFICE USE ONLY

1.  Name of

    Corporation:            Gateway Certifications, Inc.

2.  Resident Agent          Acorn Corporate Services, Inc.

    Name and Street         Name

    Address:                225 McLeod Dr., Suite 110, Las Vegas, Nevada 89121

   (must be a

    Nevada address

  ________________________________________________________

    where process

  Optional Mailing Address, City, State, Zip Code

    may be served)

3.  Shares:                 Number of Shares

    (number of shares

  With par value:

     corporation

  50,000,000    Par Value:.001 Without par value:  0

     authorized

     to issue)

4.  Names &                 Kwajo Sarfoh

    Addresses               Name

    Of Board of

    Directors/Trustees      250 West 57th Street, Suite 917, New York, NY 10107

  ___________________________________________________

                            Street Address              City, State, Zip Code

5.  Purpose:                The purpose of this corporation shall be:

    (optional-see

     instructions)          Women and Minority Business Certification Services

6.  Names, Address          Kwajo Sarfoh

                  /s/ Kwajo Sarfoh

    And Signature of        Name                             Signature

    Incorporator.

    (attach additional      250 West 57th Street, Suite 917, New York, NY 10107

    Page there is more      ______________________________________________________

    than 1 incorporator)    Street Address              City, State, Zip Code

7.  Certificate of          I hereby accept appointment as Resident Agent for

    Acceptance of

  the above named corporation.

    Appointment of

    Resident Agent:         /s/ Dorothy Burlow VP                   8/30/06

                            Authorized Signature of R.A.

 Date

   on Behalf of R. A.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 Articles.2003

Revised on: 10/04/05